                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 30, 1996



                                  ODWALLA, INC.
               (Exact name of registrant as specified in charter)



         CALIFORNIA                    0-23036                   77-0096788
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


  120 STONE PINE ROAD, HALF MOON BAY, CALIFORNIA                       94019
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code (415) 726-1888



                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 5.           Other Events

                  Odwalla, Inc. ("Odwalla" or the "Company" or the "Registrant") is the leading supplier of fresh juice in the western United States, serving thousands of accounts in California, Nevada, Texas, New Mexico, Colorado, Oregon, Washington, and British Columbia, Canada from its production facility in Dinuba, California.

         On October 30, 1996, the Company voluntarily pulled all products containing apple juice from store shelves when it was discovered that several people in the Seattle area who had been identified with the E. coli 0157:H7 bacteria had reportedly consumed Odwalla apple juice. As a further precaution, Odwalla also recalled its carrot, organic carrot and vegetable cocktail juices, all of which are processed on the same line as the apple juice products. The Company's citrus-based juices and geothermal spring water are not affected by the recall and are still being produced and distributed.

                  The press releases filed as exhibits to this Current Report on Form 8-K concerning Odwalla's product recall are hereby incorporated by reference.

                  The Company currently maintains commercial general liability insurance totalling $27,000,000, as well as additional insurance that may be available for non-third party liability losses. The Company has notified its insurance carriers of these events.

ITEM 7.           Financial Statements, Pro Forma Information and Exhibits


         (a)      Financial Statements of Businesses Acquired.  Not applicable.

         (b)      Pro Forma Financial Information.  Not applicable.

         (c) Exhibits. The following documents are filed as exhibits to the report:

                  (1)  Press Release of the Registrant dated October 30, 1996.

                  (2)  Press Release of the Registrant dated November 2, 1996.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Odwalla, Inc.
                                      ------------------------------------
                                                  (Registrant)


Date:  November 5, 1996               By  /s/ James R. Steichen
                                        ----------------------------------
                                       Name:    James R. Steichen
                                       Title:   Chief Financial Officer

                                Index to Exhibits

                                                                             Sequentially
Exhibit No.                   Description of Document                      Numbered Page No.

7.1            Press Release of the Registrant dated October 30, 1996.

7.2            Press Release of the Registrant dated November 2, 1996.